UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2013
___________
GULFPORT ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-19514 (Commission File Number)	73-1521290 (I.R.S. Employer Identification Number)
14313 North May Avenue Suite 100 Oklahoma City, OK (Address of principal executive offices)		73134 (Zip code)
(405) 848-8807 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.    Other Events.
As previously reported, on October 17, 2012 and December 21, 2012, Gulfport Energy Corporation (“Gulfport”) issued an aggregate of $300.0 million of its 7.750% Senior Notes due 2020 (the “Senior Notes”), which are guaranteed on a senior unsecured basis by certain of its subsidiaries (the “Guarantors”). In connection with the issuance of the Senior Notes, Gulfport and the Guarantors agreed, among other things, to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended, the exchange of the Senior Notes and related guarantees for new notes (the “Exchange Notes”) and guarantees with substantially identical terms, except for the transfer restrictions and registration rights that do not apply to the Exchange Notes, and different administrative terms.
In connection with the Registration Statement to be filed by Gulfport and the Guarantors, Gulfport is filing this Current Report on Form 8-K (the “8-K”) to provide supplemental condensed consolidating financial information required to be included or incorporated by reference in the Registration Statement by Rule 3-10 of Regulation S-X regarding the Guarantors. In connection with the foregoing, Gulfport is filing herewith as (i) Exhibit 99.1 to the 8-K its audited consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “10-K”), which include new Note 21 in the Notes to its audited consolidated financial statements and (ii) Exhibit 99.2 to the 8-K its unaudited consolidated financial statements contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “10-Q”), which include new Note 15 in the Notes to its unaudited consolidated financial statements, in each case disclosing condensed consolidating financial information of the Guarantors. Except for the addition of these new Notes, no other changes or modifications have been made to Gulfport's audited consolidated financial statements included in the 10-K or unaudited consolidated financial statements included in the 10-Q, and no attempt has been made to update other disclosures presented in these audited consolidated financial statements or unaudited consolidated financial statements that may have been affected by subsequent events.
The information included in the 8-K should be read in conjunction with the 10-K, the 10-Q and the other filings Gulfport has made, or will make, prior to the effectiveness of the Registration Statement, with the SEC.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Number	Exhibit
23.1	Consent of Grant Thornton LLP.
99.1
Consolidated Financial Statements of Gulfport and subsidiaries as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, as modified solely to include Note 21 providing condensed consolidating guarantor financial information.

99.2
Unaudited Consolidated Financial Statements of Gulfport and subsidiaries as of March 31, 2013 and 2012, and for the quarters ended March 31, 2013 and 2012, as modified solely to include Note 15 providing condensed consolidating guarantor financial information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

	By:	/s/ MICHAEL G. MOORE
Date: July 17, 2013		Michael G. Moore Chief Financial Officer

Exhibit Index

Number	Exhibit
23.1	Consent of Grant Thornton LLP.
99.1
Consolidated Financial Statements of Gulfport and subsidiaries as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, as modified solely to include Note 21 providing condensed consolidating guarantor financial information.

99.2
Unaudited Consolidated Financial Statements of Gulfport and subsidiaries as of March 31, 2013 and 2012, and for the quarters ended March 31, 2013 and 2012, as modified solely to include Note 15 providing condensed consolidating guarantor financial information.